IN THE UNITED STATES DISTRICT COURT
                      FOR THE WESTERN DISTRICT OF VIRGINIA
                                ROANOKE DIVISION


UNITED STATES OF AMERICA                     :
                                             :
                  v.                         :   Criminal Number 7:07-cr-00022
                                             :
ITT CORPORATION                              :



                               ORDER OF FORFEITURE

     Whereas in the Information, the United States sought forfeiture of a monetary judgment for not less than twenty eight million dollars ($ 28,000,000.00) in that said sum in aggregate was obtained directly or indirectly as a result of violations of 22 U.S.C. ss. 2778, as alleged in the Information;

     And whereas the defendant, ITT Corporation entered into a Plea Agreement wherein ITT Corporation pled guilty to violations of 22 U.S.C. ss. 2778, the unlawful activity giving rise to the forfeiture herein;

     And whereas ITT Corporation agrees that since it is not possible to specifically quantify what proceeds ITT has received as a result of the actions for which it will enter a plea of guilty, ITT agrees that for the purposes of this Plea Agreement the twenty eight million dollar ($28,000.00) amount referenced above will be considered proceeds of illegal actions traceable to violations of 22 U.S.C. ss. 2778, and that ITT agrees that forfeiture of this sum of money to the United States is appropriate pursuant to 18 U.S.C. ss. 981(a)(1)(C) as authorized by 28 U.S.C. ss. 2461.

     WHEREFORE IT IS HEREBY ORDERED pursuant to rule 32.2 of the Federal Rules of Criminal Procedure that:

     1. Based upon the Information filed herein, the guilty plea of ITT Corporation, and the evidence of record, a forfeiture monetary judgment in the amount of twenty eight million dollars ($28,000,000.00) shall be entered against ITT Corporation as this sum constitutes the value of proceeds derived from violations of 22 U.S.C. ss. 2778.

     2. ITT Corporation shall satisfy the forfeiture judgment by remitting untainted funds in the form of certified funds to the U.S. Attorney's Office on or before March 30, 2007. The funds shall be made payable to the U.S. Immigration and Customs Enforcement. These funds are forfeited to the United States in full satisfaction of the twenty eight million dollar ($28,000.00) forfeiture judgment and shall be deposited into the U.S. Department of Treasury Forfeiture Fund for disposition in accordance with law.

     3. No notice of the forfeiture is required as this Order consists solely of a money judgment against the defendant. Rule 32.2(c)(1).

     4. Pursuant to Fed. R. Crim. P. 32.2(b)(3), this Order of Forfeiture shall become final as to the defendant, ITT Corporation, upon entry, and shall be made a part of the sentence and included in the judgment.

     5. The Court shall retain jurisdiction to enforce this Order, and to amend it as necessary, pursuant to Fed. R. Crim. P. 32.2(e).

     6. The Clerk of this Court shall certify copies of this Order to counsel of record and shall certify copies to the United States Attorney's Office, Asset Forfeiture Section, P.O. Box 1709, Roanoke, Virginia 24008, and shall certify one copy to the U.S. Probation Office

SEEN AND AGREED:

ON BEHALF OF THE UNITED STATES



/s/ John L. Brownlee                                       3-27-2007
--------------------------------------------          --------------------------
John L. Brownlee                                              Date
United States Attorney
United States Attorney's Office
Western District of Virginia



/s/ Stephen J. Pfleger                                     3-27-2007
--------------------------------------------          --------------------------
Stephen J. Pfleger                                            Date
Assistant United States Attorney
Western District of Virginia
United States Attorney's Office
Western District of Virginia

/s/ Steven R. Loranger                                     3-26-2007
--------------------------------------------          --------------------------
Steven R. Loranger                                            Date
Chairman, President and Chief Executive Officer
ITT Corporation



/s/ Vincent A. Maffeo, Esq.                                3-26-2007
--------------------------------------------          --------------------------
Vincent A. Maffeo, Esq.                                       Date
Senior Vice President and General Counsel
ITT Corporation



/s/ Richard Cullen                                          3-27-2007
--------------------------------------------         ---------------------------
Richard Cullen, Esq.                                          Date
McGuire Woods LLP
Attorneys for ITT Corporation



/s/ Howard C. Vick, Jr., Esq.                               3-27-2007
--------------------------------------------          --------------------------
Howard C. Vick, Jr., Esq.                                     Date
McGuire Woods LLP
Attorneys for ITT Corporation




ENTERED THIS _______ DAY OF MARCH, 2007.



                                          ____________________________
                                          UNITED STATES DISTRICT JUDGE